SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date  of  Report  (Date  of  earliest  event  reported)     JULY 21, 2005
                                                                 -------------

                                 I/OMAGIC CORPORATION
                                 --------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                000-27267             33-0773180
 ----------------------------     ---------             ----------
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                    4  MARCONI,  IRVINE,  CALIFORNIA         92618
                    ---------------------------------     -----------
               (Address of principal  executive  offices) (Zip  Code)

Registrant's  telephone  number,  including  area  code      (949)  707-4800
                                                             ---------------
                                    NOT APPLICABLE
                                    --------------
          (Former  name  or  former  address,  if  changed  since  last  report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On June 6, 2005, the Company entered into an agreement for a trade credit facility with Lung Hwa Electronics, Co. Ltd. ("LHE"). LHE is a stockholder and subcontract manufacturer and supplier of the Company. Under the terms of the facility, LHE has agreed to purchase and manufacture inventory on the Company's behalf. The Company can purchase up to $15.0 million of inventory either (i) through LHE as an international purchasing office, or (ii) manufactured by LHE. For inventory purchased through LHE the payment terms are 120 days following the date of invoice by LHE and LHE charges the Company a 5% handling fee on a supplier's unit price. For inventory manufactured by LHE, the payment terms are 90 days following the date of the invoice by LHE. Upon effectiveness of the Agreement, the Company is required to pay LHE $1.5 million as an early payment for all invoices coming due for payment. Any early payment funds remaining three months after the date of the Agreement shall be refunded to the Company immediately. Once the $1.5 million has been exhausted, or three months from the date of the Agreement has expired, whichever is sooner, the Company shall pay LHE 10% of the purchase price on any purchase orders issued to LHE, as a down-payment for the order, within one week of the purchase order.

     On July 21, 2005, the Company entered into an Amended and Restated Agreement (the "Amendment") with LHE that amended certain terms of the Agreement. The Amendment resulted in material amendments to the Agreement to (i) apply the terms of the Agreement retroactively so that the Agreement is effective as of April 29, 2005; (ii) change the payment terms of the 10% down payment for products ordered from payment within one week of the Company's purchase order to payment within ten days of LHE's invoice date; (iii) define LHE's invoice date as no earlier than the shipment date of products to the Company; and (iv) designate all purchase orders as F.O.B. the Company's warehouse in Irvine, California, unless otherwise agreed upon in writing by both parties.

     The above descriptions of the Agreement and the Amendment are qualified in their entirety by the terms of the Agreement and the Amendment attached as
Exhibit  10.1  and  10.2,  respectively,  of  this  Report.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Businesses  Acquired.
             -----------------------------------------------
             Not  applicable.

     (b)     Pro  Forma  Financial  Information.
             ----------------------------------
             Not  applicable.

     (c)     Exhibits.
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             Number     Description
             ------     -----------

              10.1 Agreement between Lung Hwa Electronics Co., Ltd. and I/OMagic Corporation dated June 6, 2005 (1)

              10.2 Amended and Restated Agreement between Lung Hwa Electronics Co. Ltd., and I/OMagic Corporation, dated July 21, 2005 (*)

              ------------------------------
               *     Filed  herewith.
               (1) Filed with the Securities and Exchange Commission on June 13, 2005 as an exhibit to I/OMagic Corporation's Report on Form 8-K and incorporated herein by reference.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July  27,  2005                         I/OMAGIC  CORPORATION

                                               By:  /s/ Steve Gillings
                                                   --------------------
                                                    Steve  Gillings,  Chief
                                                    Financial  Officer